                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          VAN KAMPEN SERIES FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          VAN KAMPEN FOCUS EQUITY FUND

January 28, 2004

Dear Shareholder:

     We are writing to notify you again of a special meeting (the "Special Meeting") of the shareholders of Van Kampen Focus Equity Fund (the "Focus Equity Fund") which has been adjourned to a new date of March 2, 2005. The Special Meeting will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 at 10:30 a.m. Central Time. The purpose of the Special Meeting is:

          1. To approve an Agreement and Plan of Reorganization pursuant to which the Focus Equity Fund would (i) transfer all of its assets and liabilities to Van Kampen Equity Growth Fund in exchange for Class A, B and C Shares of Van Kampen Equity Growth Fund, (ii) distribute such Class A, B and C Shares to its shareholders and (iii) be dissolved.

          2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

     To comply with applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Directors of the Focus Equity Fund has established a new record date of January 18, 2005 for the adjourned Special Meeting. Only shareholders of record at the close of business on the new record date are entitled to notice of and to vote at the adjourned Special Meeting (and any further adjournments thereof). The information in this letter amends the Notice of Special Meeting of Shareholders, the Prospectus/Proxy Statement and any other information about the meeting previously delivered to you.

     - IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please disregard any proxy card that you may have received previously and cast your vote on the enclosed proxy card by following the directions thereon. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Board of Directors of the Focus Equity Fund recommends a vote "FOR" the reorganization and subsequent dissolution of the Focus Equity Fund, for the reasons discussed in the Prospectus/Proxy Statement. If you have any questions, please contact the Van Kampen Client Relations Department at 1-800-341-2911.

            PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.

     The expenses in connection with preparing and mailing this letter have been paid by the investment adviser of the Focus Equity Fund.

     At the close of business on January 18, 2005, the Focus Equity Fund had outstanding 5,429,837.646 Class A Shares, 6,105,288.946 Class B Shares and 1,235,276.596 Class C Shares. As of such date, the directors and officers of the Focus Equity Fund as a group owned less than 1% of the shares of the Focus

Equity Fund. As of such date, no person was known by the Focus Equity Fund to own beneficially as much as 5% of the Class A, B or C Shares of the Focus Equity Fund except as follows:

                                                            5% PERCENT OR GREATER OWNERSHIP
                                                            --------------------------------
SHAREHOLDER NAME AND ADDRESS                                CLASS A     CLASS B     CLASS C
----------------------------                                --------    --------    --------
Morgan Stanley DW Inc. ...................................   19.86%      23.10%      15.74%
2000 Westchester Avenue LD
Purchase, NY 10577
Edward Jones & Co. .......................................   17.70%         --          --
201 Progress Pkwy
Maryland Heights MO 63043-3009
PFPC Brokerage Services...................................    5.48%      11.15%         --
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ............................      --          --        5.29%
333 W. 34th ST
New York, NY 10001-2402
MLPF&S....................................................      --          --        5.28%
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

     At the close of business on January 25, 2005, Van Kampen Equity Growth Fund (the "Equity Growth Fund") had outstanding 7,516,679.773 Class A Shares, 3,547,491.250 Class B Shares and 1,788,971.695 Class C Shares. As of such date, the directors and officers of the Equity Growth Fund as a group owned less than 1% of the shares of the Equity Growth Fund. As of such date, no person was known by the Equity Growth Fund to own beneficially as much as 5% of the Class A, B or C Shares of the Equity Growth Fund except as follows:

                                                            5% PERCENT OR GREATER OWNERSHIP
                                                            --------------------------------
SHAREHOLDER NAME AND ADDRESS                                CLASS A     CLASS B     CLASS C
----------------------------                                --------    --------    --------
Edward Jones & Co. .......................................   47.93%      10.04%       8.46%
201 Progress Pkwy
Maryland Heights MO 63043-3009
Morgan Stanley DW Inc. ...................................   14.19%       9.79%      11.43%
2000 Westchester Avenue LD
Purchase, NY 10577
PFPC Brokerage Services...................................      --        6.73%         --
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ............................      --          --       22.19%
333 W. 34th ST
New York, NY 10001-2402

     To the extent the information in the Notice and Prospectus/Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Special Meeting of Shareholders. If you would like another copy of the Prospectus/Proxy Statement, please contact us at 1-800-341-2911.

     We appreciate your careful and prompt consideration of this matter.

                                          Sincerely,

                                          Van Kampen Focus Equity Fund

                         VAN KAMPEN SELECT GROWTH FUND

January 28, 2004

Dear Shareholder:

     We are writing to notify you again of a special meeting (the "Special Meeting") of the shareholders of Van Kampen Select Growth Fund (the "Select Growth Fund") which has been adjourned to a new date of March 2, 2005. The Special Meeting will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 at 10:30 a.m. Central Time. The purpose of the Special Meeting is:

          1. To approve an Agreement and Plan of Reorganization pursuant to which the Select Growth Fund would (i) transfer all of its assets and liabilities to Van Kampen Equity Growth Fund in exchange for Class A, B and C Shares of Van Kampen Equity Growth Fund, (ii) distribute such Class A, B and C Shares to its shareholders and (iii) be dissolved.

          2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

     The Board of Trustees of the Select Growth Fund has established a new record date of January 18, 2005 for the adjourned Special Meeting. Only shareholders of record at the close of business on the new record date are entitled to notice of and to vote at the adjourned Special Meeting (and any further adjournments thereof). The information in this letter amends the Notice of Special Meeting of Shareholders, the Prospectus/Proxy Statement and any other information about the meeting previously delivered to you.

     - IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please disregard any proxy card that you may have received previously and cast your vote on the enclosed proxy card by following the directions thereon. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Board of Trustees of the Select Growth Fund recommends a vote "FOR" the reorganization and subsequent dissolution of the Select Growth Fund, for the reasons discussed in the Prospectus/Proxy Statement. If you have any questions, please contact the Van Kampen Client Relations Department at 1-800-341-2911.

               PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.

     The expenses in connection with preparing and mailing this letter have been paid by the investment adviser of the Select Growth Fund.

     At the close of business on January 18, 2005, the Select Growth Fund had outstanding 9,075,873.659 Class A Shares, 35,805,862.235 Class B Shares and 7,055,319.864 Class C Shares. As of such date, the trustees and officers of the Select Growth Fund as a group owned less than 1% of the shares of the Select

Growth Fund. As of such date, no person was known by the Select Growth Fund to own beneficially as much as 5% of the Class A, B or C Shares of the Select Growth Fund except as follows:

                                                            5% PERCENT OR GREATER OWNERSHIP
                                                            --------------------------------
               SHAREHOLDER NAME AND ADDRESS                 CLASS A     CLASS B     CLASS C
               ----------------------------                 --------    --------    --------
Morgan Stanley DW Inc. ...................................   23.68%      62.48%      54.40%
2000 Westchester Avenue LD
Purchase, NY 10577
Edward Jones & Co. .......................................   14.01%         --          --
201 Progress Pkwy
Maryland Heights MO 63043-3009
PFPC Brokerage Services...................................   11.17%       6.41%         --
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ............................      --          --        7.48%
333 W. 34th ST.
New York, NY 10001-2402

     At the close of business on January 25, 2005, Van Kampen Equity Growth Fund (the "Equity Growth Fund") had outstanding 7,516,679.773 Class A Shares, 3,547,491.250 Class B Shares and 1,788,971.695 Class C Shares. As of such date, the directors and officers of the Equity Growth Fund as a group owned less than 1% of the shares of the Equity Growth Fund. As of such date, no person was known by the Equity Growth Fund to own beneficially as much as 5% of the Class A, B or C Shares of the Equity Growth Fund except as follows:

                                                            5% PERCENT OR GREATER OWNERSHIP
                                                            --------------------------------
SHAREHOLDER NAME AND ADDRESS                                CLASS A     CLASS B     CLASS C
----------------------------                                --------    --------    --------
Edward Jones & Co. .......................................   47.93%      10.04%       8.46%
201 Progress Pkwy
Maryland Heights MO 63043-3009
Morgan Stanley DW Inc. ...................................   14.19%       9.79%      11.43%
2000 Westchester Avenue LD
Purchase, NY 10577
PFPC Brokerage Services...................................      --        6.73%         --
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ............................      --          --       22.19%
333 W. 34th ST.
New York, NY 10001-2402

     To the extent the information in the Notice and Prospectus/Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Special Meeting of Shareholders. If you would like another copy of the Prospectus/Proxy Statement, please contact us at 1-800-341-2911.

     We appreciate your careful and prompt consideration of this matter.

                                          Sincerely,

                                          Van Kampen Select Growth Fund

                                        2